UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): December 17, 2015

The New Home Company Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36283	27-0560089
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Enterprise, Suite 450 Aliso Viejo, California (Address of principal executive offices)	92656 (Zip Code)
(949) 382-7800
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On December 17, 2015, The New Home Company Inc. (the “Company”) exercised the accordion feature under its existing credit facility (as amended, modified and supplemented, the “Facility”) with U.S. Bank National Association d/b/a Housing Capital Company, as Administrative Agent, and the other lenders party thereto (each a “Lender” and together, the “Lenders”) to increase the total lending commitment from $175.0 million to $200.0 million. In connection with the exercise of the accordion feature, and pursuant to augmenting lender supplements, California Bank & Trust and City National Bank were added as Lenders under the Facility. The augmenting lender supplements are attached hereto as exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.
The maturity date for all amounts borrowed under the Facility is April 30, 2018. No other material modifications have been made to the terms and conditions of the Facility.
The Company has banking relationships in the ordinary course of its business with U.S. Bank National Association and with certain of the other Lenders. In addition, certain of the Lenders and their respective affiliates have in the past performed commercial banking, investment banking, underwriting, and/or advisory services for the Company from time to time for which they have received customary fees and reimbursement of expenses, and may, from time to time, engage in transactions with and perform services for the Company for which they may receive customary fees and reimbursement of expenses.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information under Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1
Augmenting Lender Supplement, dated December 17, 2015, among The New Home Company Inc., California Bank & Trust and U.S. Bank National Association, d/b/a Housing Capital Company, as Administrative Agent

10.2	Augmenting Lender Supplement, dated December 17, 2015, among The New Home Company Inc., City National Bank and U.S. Bank National Association, d/b/a Housing Capital Company, as Administrative Agent

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The New Home Company Inc.

Date: December 21, 2015	By:	/s/ John M. Stephens
John M. Stephens
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1
Augmenting Lender Supplement, dated December 17, 2015, among The New Home Company Inc., California Bank & Trust and U.S. Bank National Association, d/b/a Housing Capital Company, as Administrative Agent

10.2	Augmenting Lender Supplement, dated December 17, 2015, among The New Home Company Inc., City National Bank and U.S. Bank National Association, d/b/a Housing Capital Company, as Administrative Agent